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                                                                   Exhibit 14(b)

                         CONSENT OF FOLEY & LARDNER LLP

     We hereby consent to the references to us in the Form N-14 registration statement of John Hancock Variable Series Trust I (File No. 333-117467).

                                        FOLEY & LARDNER LLP


                                        By: /s/ Thomas C. Lauerman
                                            ------------------------------------
                                            Thomas C. Lauerman